                                                                    Exhibit 99.3


                     BRIDGE FUNDING AND AMENDMENT AGREEMENT


         BRIDGE FUNDING AND AMENDMENT AGREEMENT (this "Agreement"), dated as of the 5th day of February 2001, by and among Mail.com, Inc., a Delaware corporation (the "Company"), India.com, Inc., a New Jersey corporation (the "Lender"), and the Investors named on the signature pages hereto.

         WHEREAS, the Company, India.com and the Investors are parties to a certain Exchange Agreement dated as of September 13, 2000 (the "Exchange Agreement"), whereby the Company granted holders of India.com's Series A Exchangeable Convertible Preferred Stock (the "Preferred Stock") the right to exchange the Preferred Stock for the Company's Class A Common Stock, $.01 par value (the "Common Stock"), subject to the terms and conditions specified therein.

         WHEREAS, the Company desires the right to sell to India.com from time to time, and India.com desires to purchase from the Company from time to time, up to $5,000,0000 aggregate principal amount of the Company's senior promissory bridge notes upon the terms and conditions set forth herein, including those set forth in the form of note attached as Exhibit A hereto (the "Notes");

         WHEREAS, in order to induce India.com to agree to purchase the Notes, the Company desires to (1) grant to India.com certain warrants to purchase Common Stock upon the terms and conditions specified herein, including those set forth in the form of warrant attached as Exhibit B hereto (the "Warrants") and
(2) modify certain terms of the Exchange Agreement, in each case as set forth herein;

         WHEREAS, the amendment of the Exchange Agreement requires the execution of a written amendment executed by the Company and the holders of a majority of the Registrable Securities (as defined in the Exchange Agreement) then outstanding;

         NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, the parties hereto agree as follows.

SECTION 1 COMMITMENT

         Subject to the terms and conditions of this Agreement, India.com hereby agrees to purchase from the Company from time to time, promptly following delivery by the Company of a written drawdown request, up to $5,000,000 aggregate principal amount of the Notes. The purchase and sale of the Notes shall take place at the offices of the Company, 11 Broadway, 6th Floor, New York, NY 10004, at 10:00 a.m., local time, on the date specified in the applicable drawdown request by the Company to India.com, or at such other time, date and place as the Company may otherwise agree (any issuance of the Notes is referred to as a "Bridge Closing" and the date on which any Bridge Closing shall occur is referred to herein as the "Bridge Closing Date"). The amount of any drawdown shall be an integral multiple of $1,000,000. The Company shall not issue a drawdown request after the earlier of (x) the six month anniversary of the date hereof and (y) the Maturity Date (as defined in the Notes).

SECTION 2 ISSUANCE OF WARRANTS

         Subject to Section 5, the Company shall issue Warrants to India.com to purchase (1) 200,000 shares of Common Stock concurrent with the execution and delivery of this Agreement, with an exercise price of $1.30 per share, (2) 160,000 shares of Common Stock per each $1,000,000 drawdown hereunder, concurrent with each Bridge Closing, as contemplated by Section 3 below, with an exercise price equal to the Market Price (as defined in the form of Warrants attached hereto) on the date of issuance of such Warrants and (3) 100,000 shares of Common Stock per month during a Default Period (as defined in the Notes), with an exercise price equal to the Market Price on the date of issuance of such Warrants.

SECTION 3 CLOSING DELIVERIES

         3.1 DELIVERIES BY INDIA.COM. On or before each Bridge Closing, India.com shall deliver to the Company, by check or by wire transfer to an account designated by the Company at least two days prior to the Closing Date, the purchase price for the Notes set forth in the drawdown notice.

         3.2 DELIVERIES BY THE COMPANY. At the Bridge Closing:

         (a) the Company shall deliver to India.com the Notes to be purchased by India.com in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as India.com may request) dated the date of the Closing and registered in India.com's name (or in the name of India.com's nominee), against delivery by India.com to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of Mail.com, Inc. to account number 323879284 at Chase Manhattan Bank, 1411 Broadway, 5th floor, New York NY 10018, ABA number 021000021 (contact phone number 212-391-7166: Attention Min Kang);

         (b) the Company shall deliver to India.com Warrants to purchase the number of shares of Common Stock equal to the product of
                  (x) a fraction, the numerator of which is the principal amount of the Note(s) delivered at such Closing and the denominator of which is 1,000,0000 and (y) 160,000 (as appropriately adjusted for any stock split, stock dividend, stock combination or recapitalization having similar effect); and

         (c) the Company shall deliver to India.com a certificate as to the accuracy of its representations and compliance with its covenants hereunder.

SECTION 4  AMENDMENT OF EXCHANGE PROVISIONS.

         Subject to Section 5, the Preferred Holders and the Company agree that
Section 2.01 of the Exchange Agreement is hereby amended as follows:

A. Subsection (a) is amended by replacing the phrase "the 60th day after such first anniversary" with the phrase "December 31, 2001" in the second line thereof.


B. The proviso to clause (ii) of subsection (a) is amended by replacing the figure "$4.50" therein with the phrase"$3.00, except that such closing price shall be deemed to be not less than $1.25 rather than $3.00 for each Holder's pro rata share of Preferred Shares having an aggregate liquidation preference (before giving effect to any accrued dividends included in such liquidation preference) equal to the product (not to exceed $14.25 million) of (x) $3,000,000 and (y) a fraction, the numerator of which is the amount drawn down and the denominator is 1,000,000".



SECTION 5.  NASDAQ WAIVER OR STOCKHOLDER APPROVAL

         A condition to (x) the obligation of the Company to issue the warrants issuable hereunder after the date hereof and (y) the effectiveness of the reduction of the floor price from $3.00 to $1.25 set forth in the amendment to
Section 2.01 of the Exchange Agreement specified above shall be that the Company shall have either (i) received a waiver from the NASDAQ Stock Market from its shareholder approval rules to the extent applicable in connection with the issuance of the Notes and complied with any conditions contained in such waiver in order to consummate the transactions contemplated hereby at the Closing or
(ii) obtained shareholder approval to the extent required under the rules of the NASDAQ Stock Market of the issuance of the Notes in accordance with the terms of this Agreement pursuant to a duly called meeting of shareholders of the Company. The Company agrees to take all action necessary to obtain the waiver described in clause (i) above and in the absence of such waiver to obtain shareholder approval as promptly as practicable. India.com and the Investors agree to a make any reasonable non-economic adjustments to the terms of the transactions contemplated hereby to accommodate any requests by NASDAQ.

SECTION 6.  GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without giving effect to the principles of the conflict of laws thereof.

         WHEREAS, the undersigned have executed this Bridge Funding and Amendment Agreement as of the date first above written.


                                                     MAIL.COM, INC.


                                             By: /s/ Thomas Murawski
                                                 -------------------------------
                                                 Name:  Thomas Murawski
                                                 Title: Chief Executive Officer


                                             INDIA.COM, INC.


                                             By: /s/ Gerald Gorman
                                                 -------------------------------
                                                 Name:  Gerald Gorman
                                                 Title: Chairman

                                        INVESTORS:

                                        ASIASTAR IT FUND, L.P.

                                        By: AsiaStar Partners, L.P., its
                                            General Partner

                                        By: Sycamore Management Corporation, its
                                            General Partner

                                        By: /s/ John R. Whitman
                                            ------------------------------------
                                            Name: John R. Whitman
                                            Title: Treasurer

                                           PRIMUS CAPITAL FUND V LIMITED
                                           PARTNERSHIP


                                           By: PRIMUS VENTURE PARTNERS V, L.L.C.

                                           Its: General Partner


                                           By: /s/ William C. Mulligan
                                               ---------------------------------
                                               Name: William C. Mulligan
                                               Title: Executive Vice President


                                           PRIMUS EXECUTIVE FUND V LIMITED
                                           PARTNERSHIP


                                           By: PRIMUS VENTURE PARTNERS V, L.L.C.

                                           Its: General Partner


                                           By: /s/ William C. Mulligan
                                               ---------------------------------
                                               Name: William C. Mulligan
                                               Title: Executive Vice President

                             THE KAUFMANN FUND, INC.


                                                     By: /s/ Lawrence Auriana
                                                         -----------------------
                                                         Name:  Lawrence Auriana
                                                         Title: Chairman

                                                     /s/ Lawrence Auriana
                                                     ---------------------------
                                                     LAWRENCE AURIANA

                                             SUSAN LERNER AND PETER LERNER,
                                             JTROS

                                             /s/ Susan Lerner
                                             -----------------------------------
                                             Susan Lerner


                                             /s/ Peter Lerner
                                             -----------------------------------
                                             Peter Lerner

                                                                       Exhibit A
                                                                       ---------

                                 [FORM OF NOTE]

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION EXCEPT UNDER CERTAIN LIMITED CIRCUMSTANCES AND SUBJECT TO THE DELIVERY OF AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                                 MAIL.COM, INC.

       PROMISSORY NOTE DUE [date 120 days after date of initial drawdown]


No.


[Date of issuance], 2001
$[amount of drawdown (multiples of $1,000,000)]

         FOR VALUE RECEIVED, the undersigned, MAIL.COM, INC., a Delaware corporation (the "Company" or "Mail.com"), hereby promises to pay to India.com, Inc., or registered assigns, the aggregate principal sum of [AMOUNT OF DRAWDOWN] UNITED STATES DOLLARS (US$[amount of drawdown]) on [date 120 days after date of initial drawdown], 2001 (the "Maturity Date").


         1. Interest. The Company shall pay interest (computed on the basis of a 360 day year of twelve 30 day months) on the unpaid principal balance hereof at the rate of 10% per annum, payable on the Maturity Date. To the extent permitted by law, the Company shall pay interest on any amount of principal or interest not paid when due and payable, for each day during the period from the date so due and payable to the date paid in full (a "Default Period"), at a rate equal to 1% per month, payable on demand and computed on the basis of 30 day months and paid for the actual number of days elapsed. In addition, to the extent permitted by law and subject to the terms and limitations set forth in the Bridge Funding Agreement referred to below, if the Company defaults on its obligation to repay this Note when due and payable, the Company shall (computed on such basis) grant to the holder hereof Warrants (as defined in the Bridge

Funding Agreement) at a rate of 100,000 (as appropriately adjusted for any stock split, stock dividend, stock combination or recapitalization having similar effect) Warrants per month until this Note is repaid in full.

         2. Payments. Payments of principal of and interest on this Note are to be made in lawful money of the United States of America in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Bridge Funding Agreement. Payments that are due and payable hereunder on a day which is not a Business Day (as hereinafter defined) shall be made on the next Business Day after such due date.

         3. Bridge Funding Agreement. This Note is one of a series of senior promissory notes (the "Notes") issued pursuant to the Bridge Funding and Amendment Agreement (the "Bridge Funding Agreement") dated as of February 5, 2001 by and among the Company, India.com, Inc. (the "Lender") and the Lender investors parties thereto and is entitled to the benefits thereof. This Note is also entitled to the benefits of the Pledge Agreement (as defined in the Bridge Funding Agreement).

         4. Prepayments. This Note may be prepaid at the option of the Company, in whole or in part, at any time and from time to time, without payment of premium or penalty. Notwithstanding anything herein to the contrary, if the Company completes a business combination transaction with another public company, the Company (to the extent permitted by law) shall promptly apply all (or the necessary portion) of cash received in connection with such transaction (including any bridge loans made to the Company) immediately (net of documented out-of-pocket expenses of the Company and the other company) to prepay (without payment of premium) the outstanding principal of (and related accrued interest
on) the Notes. To the extent such cash on hand is insufficient to so prepay all outstanding Notes, then such prepayment shall be ratable among all holders of Notes. Amounts prepaid may not be re-borrowed.

         5. Events of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any interest on this Note when the same becomes due and payable and the default continues for a period of 30 days; or

                  (b) the Company defaults in the payment of any principal of this Note when the same becomes due and payable, whether at maturity or upon mandatory prepayment or otherwise, and the default continues for a period of 5 business days; or

                  (c) the Company fails to observe or perform any other covenant or agreement contained in this Note to be performed by it, and such breach is not cured or such failure continues for a period of 60 days after the receipt of written notice by the Company from the holder hereof stating that such notice is a "Notice of Default"; or

                  (d) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed ("Indebtedness") by the Company or any Material Subsidiary (or the payment of which is guaranteed by any of the Company or any of the Company's Subsidiaries), whether such Indebtedness or guarantee exists on the date of this Note or is created hereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period, if any, provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and after written receipt by the Company from any holder of Notes stating that such notice is a "Notice of Default"; or

                  (e) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Material Subsidiary and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $5,000,000; or

                  (f) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding; or (ii) consents to the entry of an order for relief against such company or any Material Subsidiary in an involuntary case or proceeding; or (iii) consents to the appointment of a Custodian of such company or any Material Subsidiary or for all or any substantial part of its property; or (iv) makes a general assignment for the benefit of its creditors; or (v) takes corporate or similar action to effect any of the foregoing; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Material Subsidiary in an involuntary case or proceeding; or (ii) appoints a Custodian of such company or any Material Subsidiary or for all or any substantial part of the property of such company or any Material Subsidiary; or (iii) orders the liquidation of such company or any Material Subsidiary; and in each case referred to in this paragraph (g) the order or decree remains unstayed and in effect for 60 days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law. The term "Custodian" means any custodian, receiver, trustee, assignee, sequestor, liquidator or similar official under any Bankruptcy Law.

         6.       Remedies on Default, etc.

         6.1      Acceleration.

         (a) If an Event of Default described in paragraph (f) or (g) of Section 5 (other than an Event of Default described in clause (i) of paragraph (f) or described in clause (v) of paragraph (f) by virtue of the fact that such clause encompasses clause (i) of paragraph (f)) has occurred, this Note shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, the holder hereof may at any time at its option, by notice or notices to the Company, declare this Note to be immediately due and payable.

         (c) Notwithstanding subparagraph (b) above, if any Event of Default described in paragraph (a) or (b) of Section 5 has occurred and is continuing, the holder may at any time, at its option, by notice or notices to the Company, declare this Note to be immediately due and payable.

         (d) Notwithstanding subparagraph (b) above, if any Event of Default described in paragraph (d) of Section 6 has occurred and is continuing and the Payment Default giving rise to such Event of Default is cured or the acceleration giving rise to such Event of Default is annulled or rescinded within 30 days after receipt of written notice of such Event of Default by the Company from the holder stating that such notice is a "Notice of Default," then such Event of Default and any declaration under subparagraph (b) above shall be deemed automatically annulled and rescinded.

         Upon this Note becoming due and payable under this Section 6.1, whether automatically or by declaration, this Note will forthwith mature and the entire unpaid principal amount hereof, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

         6.2 Other Remedies. If any Event of Default has occurred and is continuing, and irrespective of whether this Note has become or has been declared immediately due and payable under Section 6.1, the holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         7. Capitalized Terms. Capitalized terms used herein that are defined in the Bridge Funding Agreement (as defined above) shall have the respective meanings ascribed to such terms therein. Other capitalized terms used herein shall have the meanings set forth below:

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Material Subsidiary" means any Subsidiary of the Company (other than the Lender) which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

          8. Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. In the event of any conflict between the provisions of this Note, on the one hand, and the Bridge Funding Agreement, on the other hand, the provisions of the Bridge Funding Agreement shall control absent manifest error.


                                                   MAIL.COM, INC.


                                                   By___________________________
                                                     Thomas Murawski
                                                     Chief Excecutive Officer

                                                                       EXHIBIT B
                                                                       ---------


                               [Form of Warrants]


THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. THE WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE WARRANTS UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH OFFER, SALE, TRANSFER, PLEDGE, HYPOTHECATION OR DISPOSITION.



                                 MAIL.COM, INC.

                    WARRANTS TO PURCHASE CLASS A COMMON STOCK


                    Initial Warrantholder:                       India.com, Inc.

                    No. of Shares of Class A Common
                       Stock to be issued upon exercise in
                       full:                                      [         ]


         FOR VALUE RECEIVED, Mail.com, Inc., a Delaware corporation (the "Company"), promises to issue to the Initial Warrantholder, its nominees, successors or assigns (the "Warrantholder") [ ]([ ]) nonassessable shares (the "Shares") of the Company's Class A Common Stock, par value $.01 per share (the "Common Stock"), as may be adjusted pursuant to the terms hereof, at any time on or prior to the Expiration Date (as defined herein) upon payment by the Warrantholder to the Company of the purchase price per share in the amount of $[1.30][market price on date of issuance for interest penalty shares], as may be adjusted pursuant to the terms hereof (the "Warrant Exercise Price"), and to deliver to the Warrantholder a certificate or certificates representing the Shares purchased. The Warrantholder shall have the right to exercise this warrant (the "Warrant") in whole or in part at any time or times on or prior to the Expiration Date.

         SECTION 1. (a) DEFINITIONS. The following terms as used in this certificate shall have the following meanings:

         "Bridge Funding Agreement" means the Bridge Funding and Amendment Agreement dated as of February , 2001.

         "Common Stock" has the meaning set forth in the first paragraph hereof.

         "Expiration Date" means February 2, 2004.

         "Market Price" means:

                  (i) the average of the closing sales price on the NASDAQ Stock Market, or, if there shall have been no sales on the NASDAQ Stock Market on any day, the average of the reported bid and asked prices on the NASDAQ Stock Market at the end of such day, in each case over the twenty trading days immediately before the date of determination of Market Price, or

                  (ii) if on any date of determination of Market Price, the Common Stock shall not be listed on the NASDAQ Stock Market, the average of the daily closing sales prices of the Common Stock on the national securities exchange on which the Common Stock may at the time be listed, or, if there shall have been no sales on any such exchange on any day, the average of the reported bid and asked prices on all such exchanges at the end of such day, in each case over the twenty trading days immediately before the date of determination of Market Price, or

                  (iii) if the Common Stock is not listed on any national securities exchange or quoted on the NASDAQ Stock Market, the "Market Price" shall be deemed to be the fair value thereof as reasonably determined in good faith by the Company's Board of Directors as of the date which is within 15 days of the date as of which the determination is to be made.

         "Warrants" means the warrants represented by this certificate.

         (b)  OTHER DEFINITIONAL PROVISIONS.

                  (i) Except as otherwise specified herein, all references herein (A) to any person other than the Company, shall be deemed to include such person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and (C) to any applicable law defined or referred to herein, shall be to such applicable law as the same may have been or may be amended or supplemented from time to time.

                  (ii) When used in this certificate, the words "herein", "hereof" and "hereunder", and words of similar import, shall refer to this certificate as a whole and not to any provision of this certificate, and the words "Section" and "Exhibit" shall refer to Sections of, and Exhibits to, this certificate unless otherwise specified. Whenever the context so requires the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

         SECTION 2. COVENANTS OF THE COMPANY. The Company will at all times reserve and keep available out of its authorized shares of Common Stock or its treasury shares, solely for the purpose of issuing upon the exercise of the Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants. The Company covenants that all shares of Common Stock which shall be so issued shall, upon issuance in accordance with the terms hereof, be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         SECTION 3. EXERCISE OF WARRANTS; LEGENDS; WARRANTHOLDER REPRESENTATIONS. (a) In order to exercise the Warrants, and subject to the terms of the Bridge Funding Agreement, the Warrantholder shall deliver to the Company
(i) a written notice of such holder's election to exercise Warrants, in the form of the Subscription Notice attached as Exhibit A hereto, which notice shall specify the number of shares of Common Stock to be purchased and (ii) payment in cash or by a certified or cashier's check to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Shares as to which the Warrant is being exercised or, when the holder hereof shall elect to exercise its rights under Section 3(b) hereof, Warrants having a value determined in accordance with Section 3(b) equal to the aggregate exercise price, and (iii) the surrender of this certificate, properly endorsed, at the principal office of the Company, 11 Broadway, New York, New York 10004 (or at such other agency or office of the Company as the Company may designate by notice to the holder hereof). The exercise of the Warrants shall be deemed to be a representation by the Warrantholder that the Shares are being purchased for its own account and not with a view to the distribution thereof. After receipt of written notice and upon the payment of the Warrant Exercise Price to the Company by the Warrantholder, the Company shall as promptly as practicable execute or cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of Shares purchased. If the Warrants shall have been exercised only in part, the Company shall also deliver a new certificate evidencing the unexercised Warrants of like tenor evidencing the rights of such holder to purchase the remaining Shares called for by such Warrants.

         (b) In lieu of the Warrantholder exercising the Warrants (or any portion of the Warrants) for cash, the Warrantholder may, in connection with such exercise, elect to satisfy the Warrant Exercise Price by exchanging solely the Warrants represented by this certificate (or a portion thereof) and shall receive for this certificate (or a portion thereof) a number of Shares equal to the product of (i) the number of Shares issuable upon such exercise (or, if only a portion of such Warrant is being exercised, issuable upon the exercise of such portion) multiplied by (ii) a fraction, the numerator of which is the Market Price per share of the Common Stock at the time of such exercise minus the Warrant Exercise Price per share of the Common Stock at the time of such exercise, and the denominator of which is the Market Price per share of the Common Stock at the time of such exercise, such number of shares so issuable upon such exercise to be rounded up or down to the nearest whole number of Shares.

         (c) The Warrantholder understands that the certificates evidencing the Shares shall bear the legend set forth on the first page hereof.

         (d) The Warrantholder has made, either alone or together with its advisors, such independent investigation of the Company, its management and related matters as it deems to be, or such advisors have advised to be, necessary or advisable in connection with an investment in the Company through the transactions contemplated by the Bridge Funding Agreement and the Warrants; and it and its advisors have received all information and data that it and its advisors believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Warrants and the Shares pursuant to the transactions contemplated by the Bridge Funding Agreement. The Warrantholder has completed to its satisfaction such independent investigation of the books and records of the Company and understands the nature of the potential risks and potential rewards of its ownership interest in the Company in each case, as it deems to be, or such advisors have advised to be necessary in order to reach an informed decision as to the advisability of an investment in the Warrants and the Shares pursuant to the transaction contemplated by the Bridge Funding

Agreement. The Warrantholder is a sophisticated investor with investment experience and, in the event of any liquidation or winding up of the Company, has the ability to bear complete loss of its investment.

         SECTION 4. ADJUSTMENTS. The number of shares of Common Stock deliverable upon exercise of the Warrants shall be subject to adjustment from time to time as follows:

         (a) In the event the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of the Company of any class or series, the Warrantholder shall thereafter be entitled to receive upon the exercise of Warrants the number of shares of Common Stock which the Warrantholder would have owned or have been entitled to receive had the Warrants been exercised immediately prior to the happening of such event, such adjustment to become effective immediately after the opening of business on the day following such record date or the day upon which such subdivision, combination or reclassification becomes effective. Upon any adjustment in the number of Shares issuable upon exercise of Warrants under this Section 4(a), the Warrant Exercise Price shall be appropriately adjusted.

         (b) In the event that the Company takes a record of holders of Common Stock for the purpose of entitling them to receive a dividend (other than ordinary cash dividends pursuant to a dividend policy adopted by the Board of Directors of the Company and dividends described in Section 4(a)) and the Warrantholder thereafter exercises the purchase rights hereunder, such Warrantholder shall be entitled to receive upon such exercise, in addition to the shares of Common Stock deliverable to the Warrantholder in accordance with the provisions hereof, the amount of the dividend as the Warrantholder would have been entitled to receive if the Warrantholder had converted immediately prior to the taking of such record.

         (c) No adjustment in the number of Shares purchasable upon exercise of this Warrant shall be required unless such adjustment would require an increase or decrease of at least one-tenth of a Share in the number of Shares for which this Warrant is exercisable; provided, however, that any adjustment which by reason hereof is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (d) No fractional shares of Common Stock shall be issued upon exercise of this Warrant, but, instead, to the extent that any fraction of a share would otherwise be issuable, the Warrant Exercise Price shall be proportionately reduced.

         SECTION 5. NOTICE OF ADJUSTMENT. Upon any event requiring an adjustment of the number of Shares exercisable by the Warrants, then and in each such case the Company shall promptly give written notice thereof to the Warrantholder, which notice shall specify the number of Shares issuable upon exercise of the Warrants and the adjusted Warrant Exercise Price after giving effect to such adjustment and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         SECTION 6. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another Company, or the sale of all or substantially all of its assets to another Company shall be effected, then as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholder shall thereafter have the right to receive at any time or times on or prior to the Expiration Date upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of the Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case, appropriate provision shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of the Warrants.

         SECTION 7. EXCHANGE OF WARRANTS. This certificate is exchangeable upon the surrender hereof by the holder at such office or agency of the Company, for a new certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new certificates to represent the right to subscribe for and purchase such number of Shares as shall be designated by said holder hereof at the time of such surrender.

         SECTION 8. LOST, STOLEN, MUTILATED OR DESTROYED. If this certificate is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated certificate, include the surrender thereof), issue a new certificate of like denomination and tenor as the certificate so lost, stolen, mutilated or destroyed. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed certificate shall be at any time enforceable by anyone.

         SECTION 9. NOTICE. All notices and other communications under this certificate shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by telecopier, or (iii) delivered by hand,
(c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

                       (i)  if to the Company, to it at:

                            Mail.com, Inc.
                            11 Broadway, Suite 660
                            New York, NY 10004
                            Attention:  Thomas Murawski,
                                        Chief Executive Officer
                            Telephone No.:  (212) 425-4200
                            Telecopier No.:  (212) 425-3487
                            with a copy to:

                            David W. Ambrosia, General Counsel
                            at the same address

                      (ii)  If to the holder, to it at:

                            India.com, Inc.
                            c/o Mail.com, Inc.
                            11 Broadway, Suite 660
                            New York, NY 10004
                            Attention:  Sandeep Dalal
                            Telephone No.:  (212) 425-4200
                            Telecopier No.:  (212) 425-3487


or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 9 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided.

         SECTION 10. AMENDMENT AND WAIVER. No failure or delay on the part of the Warrantholder in exercising any right, power or remedy under this certificate shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this certificate are cumulative and are not exclusive of any remedies that may be available to the holder of the Warrants at law, in equity or otherwise.

         SECTION 11. REMEDIES. The Company stipulates that the remedies at law of the Warrantholder in the event of any default or threatened default by the Company in the performance of or compliance with any terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained in this certificate or by an injunction against a violation of any of the terms hereof.

         SECTION 12. SUCCESSORS AND ASSIGNS. The Warrants and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the Warrantholder, to the extent provided herein, and shall be enforceable by such Warrantholder. Notwithstanding anything herein to the contrary but subject to the restrictions contained herein and in the Bridge Funding Agreement, the Warrants and the rights evidenced hereby are assignable in whole or in part by the Warrantholder.

         SECTION 13. MODIFICATION AND SEVERABILITY. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any provision is unenforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions hereof, but this certificate shall be construed as if such unenforceable provision had never been contained herein.

         SECTION 14. GOVERNING LAW. This certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principals thereof.

         IN WITNESS WHEREOF, the Company has caused this certificate to be
executed by its duly authorized officers as of the  th day of [       ], 2001.


                                                          MAIL.COM, INC.



                                                          ______________________
                                                          By:
                                                          Title:

                                  EXHIBIT A TO
                               WARRANT CERTIFICATE


                                SUBSCRIPTION FORM


                 TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH
                 REGISTERED HOLDER DESIRES TO EXERCISE WARRANTS


                                 MAIL.COM, INC.


         The undersigned hereby exercises the right to purchase ______________ of the Shares covered by the certificate evidencing the Warrants in accordance with the terms and conditions thereof at the Warrant Exercise Price of ($1.30) per Share and herewith makes payment of $__________, the aggregate Warrant Exercise Price of such Shares (subject to adjustment as provided in the certificate evidencing the Warrants) in full, or tenders solely the Warrant certificate, or applicable portion thereof, in full satisfaction of the Warrant Exercise Price upon the terms and conditions set forth in the certificate evidencing the Warrants.


                                            WARRANTHOLDER



                                            ____________________________________
                                            By:
                                            Title:



                                            Total No. of Shares
                                            Being Purchased:  __________________


Dated: _______________________